SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


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       Date of Report (Date of earliest event reported): December 29, 1997



                        CHINA RESOURCES DEVELOPMENT, INC.
               (Exact Name of Registrant as Specified in Charter)




           Nevada                      33-5628-NY                87-0263643
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)




                      23/F. Office Tower, Convention Plaza
                                 1 Harbour Road
                               Wanchai, Hong Kong
                    (Address of principal executive offices)


      Registrant's telephone number, including area code: 011-852-2810-7205


          (Former name or former address, if changed since last report.)



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Item 1.  Changes in Control of Registrant.

         Not applicable.


Item 2.  Acquisition or Disposition of Assets.

         Not applicable.


Item 3.  Bankruptcy or Receivership.

         Not applicable.


Item 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.


Item 5.  Other Events.

         Acquisition

         The Registrant's indirect 56%-owned subsidiary, Hainan Zhongwei Agricultural Resources Company Limited, a PRC company ("HARC"), entered into a Stock Purchase Agreement, dated as of December 29, 1997, whereby it purchased 28,000,000 legal person shares, par value RMB1 per share (the "Shares"), of Hainan Sundiro Motorcycle Company Limited, a PRC company ("Sundiro"), from Hainan Guilinyang State Farm ("Guilinyang"). (Guilinyang owns a five percent interest in HARC, and Guilinyang is a part of the Hainan Farming Bureau, which owns a 39% interest in HARC.) The purchase price for the Shares was Rmb140,000,000 (US$16,867,470), or Rmb5 (US$0.60) per Share, which price reflected a discount of approximately 60% to the average closing price for the Shares for the five days preceding the date of the Stock Purchase Agreement, which was Rmb12.42 (US$1.50) per share, as reported on the Shenzhen Stock Exchange of the People's Republic of China. As a result of the purchase, HARC now owns approximately 5.3% of the total outstanding share capital of Sundiro. ("Rmb" refers to Renminbi yuan, the lawful currency of the People's Republic of China. Translations of amounts from Renminbi to U.S. dollars have been made at the single rate of exchange as quoted by the People's Bank of China (the "PBOC Rate") on December 30, 1997, which was US$1.00 = Rmb8.30. The Renminbi is not freely convertible into foreign currencies, and no representation is made that the Renminbi amounts referred to herein could have been or could be converted into U.S. dollars at the PBOC Rate or at all.)

         The Stock Purchase Agreement was approved by the Board of Directors of the Registrant, including a majority of the directors not affiliated with the Hainan Farming Bureau. Directors Wang Faren and Han Jianzhun disclosed potential conflicts to the Board, which resulted from their affiliation with the Hainan Farming Bureau. The Registrant issued a press release disclosing the

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         transaction on January 7, 1998, a copy of which is attached as an exhibit to this report.


         Board of Directors Changes

         In addition, on January 12, 1998, the Registrant received letters from two members of its Board of Directors, Yang Jiangang and Wang Faren, wherein they resigned from the Board and from their positions as Chairman and Vice Chairman, respectively. Mr. Yang's letter stated that the reason for his resignation was the increase in his duties with the China Everbright Group and his resulting inability to contribute his time and energy to the affairs of the Registrant. Mr Wang's letter stated that the reason for his resignation was his appointment as Mayor of Haikou City, the capital city of Hainan Province, the People's Republic of China. Mr. Wang considered it inappropriate for him to serve as a director of an entity not controlled by the Haikou City government. Neither Mr. Yang nor Mr. Wang expressed any disagreements with the Registrant on any matter relating to the Registrant's operations, policies or practices; therefore, these resignations are not reportable in Item 6 of this Form 8-K.

         In accepting the resignations of Messrs. Yang and Wang, the Board of Directors of the Registrant elected director Han Jianzhun to replace Mr. Yang as Chairman. The Board also established a committee of three directors to search for two persons to serve as "independent directors," as required by the listing requirements of The Nasdaq Stock Market, and to propose such persons to the Board for appointment to the two vacancies created by the resignations of Messrs. Yang and Wang.

         On February 4, 1998, the Board of Directors of the Registrant met to consider nominations by the Board's search committee of persons to serve as directors. The committee nominated Messrs. Wan Ying Lin and Ching Lung Po to serve the remaining terms of Messrs. Yang (in Class
         III) and Wang (in Class II), respectively. The nominees were unanimously elected, and both were also selected to serve on the Audit Committee of the Board, along with director and Financial Controller Wong Wah On. Both new directors are "independent" of the Registrant, and their biographies follow:

         Wan Ying Lin, age 50, is a graduate of the Guangxi Liuzhou Institute of Medical Specialties, where he specialized in administration and management. From January of 1986 through December of 1987, Mr. Wan was the manager of Lam Co Mould Company, responsible for the China marketing and development division in Hong Kong. Then, from January of 1998 through February of 1993, he worked as the marketing manager of Wai Tong Trading Company in Hong Kong. In 1993, Mr. Wan began his current position as manager of Hong Kong Prestressing Concrete Engineering Company Limited. Since 1996, Mr. Wan has also been a director of OVM International Holding Corporation ("OVM Holding"), a Nevada corporation which owns a majority equity interest in Liuzhou OVM Construction Machinery Company Limited, a PRC registered company.

         Ching Lung Po, age 51, is a graduate of the Harbin Military and Engineering Institute and holds the title of Senior Engineer in the PRC. Mr. Ching was an engineer in the Heilongjiang Suihua Electronic Factory from 1969 to 1976, and he headed the Heilongjiang Suihua Industrial Science & Technology Research Institute from 1975 to 1976. He became the General Manager of the Heilongjiang Qingan Factory in 1976. In 1988, Mr. Ching started his own business and

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         established the Shenzhen Hongda Science and Technology Company Limited,
         an electronic products manufacturer in Shenzhen, the PRC. Since October of 1995, Mr. Ching has been the Chairman of Harbin Asibao Chemical
         Fiber Company Limited, a PRC established company. Mr. Ching has also been the Chairman and President of OVM Holding since September of 1996. He is also the Vice Chairman and a director of Liuzhou OVM Construction Machinery Company Limited, a PRC registered company in which OVM
         Holding owns a majority equity interest.


Item 6.  Resignations of Registrant's Directors.

         Not applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         The following exhibits are filed with this report:

         Exhibit No.              Exhibit Description
         ----------               -------------------

              99.1 Press Release issued by Registrant dated January 7, 1998 (Filed herewith.)


Item 8.  Change in Fiscal Year.

         Not applicable.


Item 9.  Sales of Equity Securities Pursuant to Regulation S.

         Not applicable.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               CHINA RESOURCES DEVELOPMENT, INC.


February 20, 1998                             By: /s/ Li Shunxing
                                                   ----------------

                                               Name: Li Shunxing

                                               Title: President



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                                 EXHIBITS INDEX


Exhibit No.                  Exhibit Description                                           Page No.
----------                   -------------------                                           -------
99.1       Press Release issued by Registrant, dated January 7, 1998 (Filed herewith.)        7


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